EXHIBIT NO. 99.(h) 2

Amended and Restated Annex A as of August 25, 2026

ANNEX A TO AMENDED AND RESTATED

SHAREHOLDER SERVICING AGENT AGREEMENT MADE AS OF SEPTEMBER 24, 2025

BY AND AMONG EACH OF THE TRUSTS ON BEHALF OF EACH TRUST’S SERIES OF SHARES AND MFS SERVICE CENTER, INC. (THE “AGREEMENT”)

TRUST/FUND NAME	ACRONYM
MASSACHUSETTS INVESTORS TRUST	MIT
MASSACHUSETTS INVESTORS GROWTH STOCK FUND	MIG
MFS SERIES TRUST I
MFS Core Equity Fund	RGI
MFS Low Volatility Equity Fund	LVU
MFS Low Volatility Global Equity Fund	LVO
MFS New Discovery Fund	NDF
MFS Research International Fund	RIF
MFS Technology Fund	SCT
MFS U.S. Government Cash Reserve Fund	LMM
MFS Value Fund	EIF
MFS SERIES TRUST II
MFS Growth Fund	MEG
MFS SERIES TRUST III
MFS Global High Yield Fund	HYO
MFS High Income Fund	MFH
MFS High Yield Pooled Portfolio	HYP
MFS Municipal High Income Fund	MMH
· MFS SERIES TRUST IV
MFS Blended Research Emerging Markets Equity Fund	BRK
MFS Blended Research International Equity Fund	BRX
MFS Global New Discovery Fund	GND
MFS Mid Cap Growth Fund	OTC
MFS U.S. Government Money Market Fund	MCM
MFS SERIES TRUST V
MFS International New Discovery Fund	MIO
MFS Research Fund	MFR
MFS Total Return Fund	MTR
MFS SERIES TRUST VI
MFS Global Equity Fund	LGE
MFS Global Total Return Fund	MWT
MFS Utilities Fund	MMU
MFS SERIES TRUST VII
MFS Emerging Markets Equity Research Fund	EEM
MFS Equity Income Fund	EQI
MFS Intrinsic Equity Fund	UIV
MFS SERIES TRUST VIII
MFS Global Growth Fund	WGF
MFS Income Fund	MFO

MFS SERIES TRUST IX
MFS Corporate Bond Fund	MFB
MFS Inflation-Adjusted Bond Fund	IAB
MFS Limited Maturity Fund	MQL
MFS Municipal Limited Maturity Fund	MTL
MFS Total Return Bond Fund	RBF
MFS SERIES TRUST X
MFS Aggressive Growth Allocation Fund	AGG
MFS Blended Research Growth Equity Fund	BRW
MFS Blended Research Mid Cap Equity Fund	BMS
MFS Blended Research Small Cap Equity Fund	BRS
MFS Blended Research Value Equity Fund	BRU
MFS Conservative Allocation Fund	CON
MFS Emerging Markets Debt Fund	EMD
MFS Emerging Markets Debt Local Currency Fund	EML
MFS Emerging Markets Equity Fund	FEM
MFS Global Opportunistic Bond Fund	GLB
MFS Growth Allocation Fund	GRO
MFS International Diversification Fund	MDI
MFS International Growth Fund	FGF
MFS International Intrinsic Equity Fund	FGI
MFS International Value Fund	MKV
MFS Managed Wealth Fund	MGW
MFS Moderate Allocation Fund	MOD
MFS SERIES TRUST XI
MFS Blended Research Core Equity Fund	UNE
MFS Mid Cap Value Fund	MDV
MFS SERIES TRUST XII
MFS Core Bond Fund	MCB
MFS Lifetime 2030 Fund	ML3
MFS Lifetime 2035 Fund	L35
MFS Lifetime 2040 Fund	ML4
MFS Lifetime 2045 Fund	L45
MFS Lifetime 2050 Fund	ML5
MFS Lifetime 2055 Fund	L55
MFS Lifetime 2060 Fund	ML6
MFS Lifetime 2065 Fund	L65
MFS Lifetime 2070 Fund	ML7
MFS Lifetime Income Fund	LRT
MFS SERIES TRUST XIII
MFS Diversified Income Fund	DIF
MFS Global Real Estate Fund	GRE
MFS Government Securities Fund	MFG
MFS New Discovery Value Fund	NDV
MFS SERIES TRUST XIV
MFS Institutional Money Market Portfolio	IMM
MFS SERIES TRUST XV
MFS Commodity Strategy Fund	CMS

MFS Global Alternative Strategy Fund	DTR
MFS SERIES TRUST XVI[1]
MFS SERIES TRUST XVII
MFS International Equity Fund	IIE
MFS MUNICIPAL SERIES TRUST
MFS Alabama Municipal Bond Fund	MAL
MFS Arkansas Municipal Bond Fund	MAR
MFS California Municipal Bond Fund	MCA
MFS Georgia Municipal Bond Fund	MGA
MFS Maryland Municipal Bond Fund	MMD
MFS Massachusetts Municipal Bond Fund	MMA
MFS Mississippi Municipal Bond Fund	MMP
MFS Municipal Income Fund	LMB
MFS Municipal Intermediate Fund	MIU
MFS New York Municipal Bond Fund	MNY
MFS North Carolina Municipal Bond Fund	MNC
MFS Pennsylvania Municipal Bond Fund	MPA
MFS South Carolina Municipal Bond Fund	MSC
MFS Virginia Municipal Bond Fund	MVA
MFS West Virginia Municipal Bond Fund	MWV
MFS VARIABLE INSURANCE TRUST
MFS Global Equity Series	VGE
MFS Growth Series	VEG
MFS Investors Trust Series	VGI
MFS Mid Cap Growth Series	VMG
MFS New Discovery Series	VND
MFS Research Series	VFR
MFS Total Return Bond Series	VFB
MFS Total Return Series	VTR
MFS Utilities Series	VUF
MFS Value Series	VLU
MFS VARIABLE INSURANCE TRUST II
MFS Blended Research Core Equity Portfolio	CGS
MFS Core Equity Portfolio	RGS
MFS Corporate Bond Portfolio	BDS
MFS Emerging Markets Equity Portfolio	FCE
MFS Global Governments Portfolio	WGS
MFS Global Growth Portfolio	WGO
MFS Global Research Portfolio	RES
MFS Global Tactical Allocation Portfolio	WTS
MFS Government Securities Portfolio		GSS
MFS High Yield Portfolio		HYS
MFS International Growth Portfolio		FCI
MFS International Intrinsic Equity Portfolio		FCG
MFS Massachusetts Investors Growth Stock Portfolio		MIS
MFS Research International Portfolio		RSS

1 MFS Series Trust XVI currently has no fund series as of the date of this agreement.

MFS Income Portfolio	SIS
MFS Technology Portfolio	TKS
MFS U.S. Government Money Market Portfolio	MKS
MFS VARIABLE INSURANCE TRUST III[2]
MFS Blended Research Small Cap Equity Portfolio	VSC
MFS Conservative Allocation Portfolio	VCA
MFS Global Real Estate Portfolio	VRE
MFS Growth Allocation Portfolio	VGA
MFS Inflation-Adjusted Bond Portfolio	VIA
MFS Limited Maturity Portfolio	VLT
MFS Mid Cap Value Portfolio	VMC
MFS Moderate Allocation Portfolio	VMA
MFS New Discovery Value Portfolio	VDV

IN WITNESS WHEREOF, pursuant to Section 24 of the Agreement, a duly authorized officer of the Trusts has caused this amended and restated Annex A of the Agreement to be executed as of the date first written above.

On Behalf of the Trusts set forth above in this

Annex A

By: /s/AMANDA MOORADIAN

Name: Amanda Mooradian

Title: Assistant Secretary and Assistant Clerk

2 MFS Variable Insurance Trust III is a Delaware statutory trust. All other trusts listed on Annex A are Massachusetts business trusts.